10 states

6,300 employees

1.2 million retail customers

79,000 miles of pipe

4.5 million utility customers

AGL Resources®

AGL Resources
2012 Investor Conference
March 20, 2012

Agenda
8:00 - 8:30	REGISTRATION & BREAKFAST
8:30 - 8:35	Welcome Remarks	Sarah Stashak Director, Investor Relations
8:35 - 8:50	CEO Remarks	John Somerhalder Chairman, President & CEO
8:50 - 9:20	Financial Overview	Drew Evans EVP & CFO
9:20 - 10:00	Distribution Operations	Hank Linginfelter EVP, Distribution Operations
10:00 - 10: 15	BREAK
10:15 - 10:45	Retail Operations	Mike Braswell - President, Retail Energy Beth Reese - President, Retail Services
10:45 - 11:15	Wholesale Services & Midstream	Pete Tumminello EVP, Wholesale Services
11:15 - 11:30	Cargo Shipping	Drew Evans EVP & CFO
11:30 - 12:00	Final Q&A
12:00 - 1:00	LUNCH

Cautionary Statements and Supplemental Information
Forward-Looking Statements
Certain expectations and projections regarding our future performance referenced in this presentation, in other reports or statements we file with the SEC or otherwise release to the public, and on our website, are forward-looking statements. Senior officers and other employees may also make verbal statements to analysts, investors, regulators, the media and others that are forward-
looking. Forward-looking statements involve matters that are not historical facts, such as statements regarding our future operations, prospects, strategies, financial condition, economic performance (including growth and earnings), industry conditions and demand for our products and services. Because these statements involve anticipated events or conditions, forward-looking statements often include words such as "anticipate," "assume," "believe," "can," "could," "estimate," "expect," "forecast," "future," "goal," "indicate," "intend," "may," "outlook," "plan," "potential,"
"predict," "project," "seek," "should," "target," "would," or similar expressions. Forward-looking statements contained in this presentation include, without limitation, statements regarding future earnings per share, capital expenditures, pension expenses, contracted capacity rates, costs related to our asset portfolio, dividend growth and EBIT contribution and our priorities for 2012. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. While we believe our expectations are reasonable in view of the currently available information, our expectations are subject to future events, risks and uncertainties, and there are several factors - many beyond our control - that could cause results to differ significantly from our expectations.
Such events, risks and uncertainties include, but are not limited to, changes in price, supply and demand for natural gas and related products; the impact of changes in state and federal legislation and regulation, including changes related to climate change; actions taken by government agencies on rates and other matters, including regulatory approval of new partnerships;
concentration of credit risk; utility and energy industry consolidation; the impact on cost and timeliness of construction projects by government and other approvals, development project delays, adequacy of supply of diversified vendors, unexpected change in project costs, including the cost of funds to finance these projects; the impact of acquisitions and divestitures including the
Nicor merger; limits on natural gas pipeline capacity; direct or indirect effects on our business, financial condition or liquidity resulting from a change in our credit ratings or the credit ratings of our counterparties or competitors; interest rate fluctuations; financial market conditions, including disruptions in the capital markets and lending environment and the current economic uncertainty; general economic conditions; uncertainties about environmental issues and the related impact of such issues; the impact of changes in weather, including climate change, on the temperature-sensitive portions of our business; the impact of natural disasters such as hurricanes on the supply and price of natural gas; the outcome of litigation; acts of war or terrorism; and
other factors which are provided in detail in our filings with the Securities and Exchange Commission. Forward-looking statements are only as of the date they are made, and we do not undertake to update these statements to reflect subsequent changes.
Supplemental Information
Company management evaluates segment financial performance based on earnings before interest and taxes (EBIT), which includes the effects of corporate expense allocations and on operating margin. EBIT is a non-GAAP (accounting principles generally accepted in the United States of America) financial measure that includes operating income, other income and expenses. Items that are not included in EBIT are financing costs, including debt and interest expense and income taxes. The company evaluates each of these items on a consolidated level and believes EBIT is a useful measurement of our performance because it provides information that can be used to evaluate the effectiveness of our businesses from an operational perspective, exclusive of the costs to finance those activities and exclusive of income taxes, neither of which is directly relevant to the efficiency of those operations. Operating margin is a non-
GAAP measure calculated as operating revenues minus cost of goods sold and revenue taxes, excluding operation and maintenance expense, depreciation and amortization, and taxes other than income taxes. These items are included in the company's calculation of operating income. The company believes operating margin is a better indicator than operating revenues of the contribution resulting from customer growth, since cost of goods sold and revenue taxes are generally passed directly through to customers. In addition, in this presentation, the company has presented a non-GAAP measure of both its net income and its earnings per share each adjusted to exclude expenses incurred with respect to the Nicor merger. As the company does not routinely engage in transactions of the magnitude of the Nicor merger, and consequently does not regularly incur transaction related expenses with correlative size, the company believes presenting net income and EPS excluding Nicor merger expenses provides investors with an additional measure of the company’s core operating performance. EBIT, operating margin, net income excluding merger expenses (also referred to as adjusted net income) and EPS excluding merger expenses (also referred to as adjusted EPS) should not be considered as alternatives to, or more meaningful indicators of, the company's operating performance than operating income, net income attributable to AGL Resources Inc. or EPS as determined in accordance with
GAAP. In addition, the company's EBIT, operating margin, adjusted net income and adjusted EPS may not be comparable to similarly titled measures of another company. Reconciliations of non-GAAP financial measures referenced in this presentation are available on the company’s Web site at www.aglresources.com

Presenter Bios

John W. Somerhalder II
Chairman, President and Chief Executive Officer
AGL Resources
John W. Somerhalder II was named president and chief executive officer of AGL Resources (NYSE:GAS) in March 2006 and elected as chairman of the company's board of directors in November 2007.
Mr. Somerhalder joined AGL Resources from El Paso Corporation where he spent almost 30 years, rising through the ranks from engineer to president of El Paso Pipeline Group and executive vice president of El Paso Corporation.
Mr. Somerhalder is a member of the board of directors of the American Gas Association, which he chaired in 2011. He also serves on the boards of the Gas Technology Institute, the Georgia Chamber of Commerce and the Metro Atlanta Chamber of
Commerce. He has served as past chairman of the Interstate Natural Gas Association of America. He was elected director of
Crestwood Gas Services GP LLC in July 2007.
Mr. Somerhalder is chairman of the board of the Beltline Partnership, which supports development of the Atlanta BeltLine along 22 miles of historic railroad around the city. A member of the board of the United Way of Metropolitan Atlanta, he successfully chaired the 2009 United Way Campaign for metro Atlanta during difficult economic times and served an unprecedented second term as chair of the 2010 campaign.
Mr. Somerhalder holds a bachelor of science degree in chemical engineering from the University of Arizona.
He and his wife, Rebecca, live in Atlanta. They have four grown children and five grandchildren.

Andrew W. (Drew) Evans
Executive Vice President and Chief Financial Officer
AGL Resources
Andrew Evans was named senior vice president and chief financial officer of AGL Resources (NYSE:GAS) in September 2005 and promoted to executive vice president, chief financial officer in May 2006. In this capacity, Mr. Evans directs finance, accounting and information technology for all AGL Resources businesses, as well as investor relations and the company’s strategic planning functions. He also has responsibility for various unregulated subsidiaries.
Mr. Evans joined AGL Resources in May 2002 as vice president of finance and treasurer, where he was responsible for the company’s treasury and finance operations including corporate finance, cash management, rating agency relationships, pension management and corporate planning and analysis. He also played a key role in supporting the company’s corporate development and growth initiatives, and assisted in deal evaluation, structuring and financing.
Mr. Evans came to AGL Resources from Mirant Corporation (formerly Southern Energy Inc.) where he served in various finance and business development roles over a nine-year period. Prior to Mirant, Mr. Evans was employed by National
Economic Research Associates and the Federal Reserve Bank of Boston.
Mr. Evans serves as chairman of the board of Zoo Atlanta and on the finance committees of Grady Memorial Hospital,
Refugee Family Services and the Georgia Council for Economic Education, where he is also a board member.
Mr. Evans is a graduate of Emory University and lives in Atlanta with his wife, Faye.

Henry P. (Hank) Linginfelter
Executive Vice President, Distribution Operations
AGL Resources
Henry P. “Hank” Linginfelter was named executive vice president, distribution operations, for AGL Resources (NYSE:GAS) in
December 2011. As chairman and CEO of the company's seven utilities, Mr. Linginfelter is responsible for all operating functions of the utilities including field operations, customer experience, gas operations, construction, energy efficiency programs and utility marketing and sales. In addition he has corporatewide responsibility for regulatory and governmental affairs, economic development, supply chain, engineering and environmental health and safety.
In his years of service with AGL Resources, Mr. Linginfelter has assumed increasing levels of responsibility and has played a key role in the company’s operations, marketing and regulatory activities. He has more than 28 years of experience in utility operations with AGL Resources.
Prior to his current role, Mr. Linginfelter had oversight responsibilities for the company’s mid-Atlantic operations. This included the integration and management of Virginia Natural Gas (Virginia) in 2000 and Elizabethtown Gas (New Jersey) in 2004. He
resided in Virginia and served as president of each of those utilities along with Elkton Gas (Maryland) until 2007 when he returned to Atlanta to oversee utility operations companywide.
Mr. Linginfelter currently serves on the boards of Central Atlanta Progress, Metro Atlanta Chamber of Commerce, The Nature
Conservancy of Georgia, Georgia Allies, Boy Scouts Atlanta Area Council, Southern Gas Association and Jekyll Island
Foundation, where he is chairman. He also serves on the Leadership Council of the American Gas Association and is a
graduate of the Leadership Atlanta Class of 2009.
Mr. Linginfelter has a bachelor’s degree in industrial management from Georgia Tech and a master’s degree in business administration from Georgia State University.
He and his wife, Sandy, and their two children reside in Atlanta and attend Buckhead Church.

Michael (Mike) Braswell
Michael Braswell
President of Retail Energy, AGL Resources
President and CEO, SouthStar Energy Services
AGL Resources
Michael Braswell was named president of retail energy for AGL Resources (NYSE:GAS) in December 2011. He is responsible for ensuring the expansion and continued success of AGL Resources' retail energy operations in multiple states. To that end, he continues to serve as CEO of SouthStar Energy Services, LLC, a joint venture between AGL Resources and Piedmont
Natural Gas Company. SouthStar serves more than half a million customers.
Mr. Braswell has more than 20 years of experience in the natural gas industry, working in both regulated and deregulated environments. Prior to being named CEO of SouthStar, he served as executive vice president and chief operating officer for
SouthStar. He also has held positions as vice president, retail markets, and as vice president, customer service and strategic planning.
Before joining SouthStar, Mr. Braswell held various key positions over a 10-year period with AGL Resources, working in marketing, sales management, rates and strategic planning.
Mr. Braswell 's commitment to giving back to the communities that SouthStar serves has resulted in his team of employee volunteers receiving national and local awards for outstanding community service.
A graduate of Georgia Tech, Mr. Braswell earned a bachelor's degree in industrial engineering. He later earned a master of business administration degree (concentration in finance) from Georgia State University.
He resides in Atlanta with his wife and four children.

Elizabeth W. (Beth) Reese
Senior Vice President and President of Retail Services
AGL Resources
Elizabeth W. "Beth" Reese was named senior vice president and president of retail services for AGL Resources (NYSE:GAS) in
December 2011. She is responsible for overseeing and expanding the company's home services and solutions. Currently, the company offers proven, turnkey solutions for the home, delivered and sustained through service excellence, to customers through Nicor National.
Previously, Ms. Reese played an integral role in leading the complex integration planning efforts for AGL Resources' acquisition of Nicor Inc. She was responsible for executing the company's integration strategy and achieving results while ensuring that the cultural and change management aspects of the effort were realized. The successful integration planning created the largest natural gas-only distribution company in the United States based on customer count.
Prior to that, Ms. Reese served as vice president, Operational Planning and Analysis, overseeing operational and financial planning for the company's largest business segment which was comprised of six utilities -- Atlanta Gas Light, Chattanooga Gas,
Elizabethtown Gas, Elkton Gas, Florida City Gas and Virginia Natural Gas.
Since joining AGL Resources in November 2000, she has also served the company as vice president in various functions including business innovation, customer service, finance and controller. Prior to joining AGL Resources, she was a senior manager for the worldwide accounting and consulting firm of Deloitte LLP.
While an Atlanta-based executive, Ms. Reese served on the board of directors for CHRIS Kids, a community-based multi-service mental health treatment organization for children and families, and on the board of directors for Imagine It! - The Children's
Museum of Atlanta, whose mission is to spark imagination and inspire discovery and learning for all children through the power of play.
A native of Maryland, Ms. Reese received her bachelor's degree in business administration and economics from St. Andrew's
Presbyterian College and her master's of accountancy from the University of Georgia.
Ms. Reese is based in Naperville, Ill. She and her husband are raising one daughter.

Peter (Pete) Tumminello
Executive Vice President, Wholesale Services
President, Sequent Energy Management
AGL Resources
Peter Tumminello was named executive vice president, wholesale services, for AGL Resources (NYSE:GAS) in December 2011. In this role, he has executive oversight for AGL Resources’ marketing and trading business, storage business and fuels business.
He continues to serve as president of Sequent Energy Management, leading all aspects of Sequent's operations including natural gas asset management, origination, trading, producer services, support functions and long-term growth strategy.
Mr. Tumminello brings more than 20 years experience in natural gas marketing and trading and more than 27 years in the energy industry to his position. He previously served as executive vice president of business development and support for Sequent and as vice president of corporate development for AGL Resources. In this capacity, Mr. Tumminello and his team helped expand Sequent’s business into new regions and products while supporting AGL Resources’ affiliate utilities through successful asset management programs.
Mr. Tumminello joined the executive management team of Sequent in August 2003 as vice president of asset management and origination. He has served on the AGL Resources Policy Committee since April 2010.
Prior to joining AGL Resources and Sequent, Mr. Tumminello was vice president of energy supply for Green Mountain Energy Company, and he worked for TPC Corp and ARCO Oil and Gas Company in various capacities in energy marketing, storage and transportation asset management, petroleum engineering, finance and planning, and project evaluation.
Mr. Tumminello earned his master of business administration from the University of Southwestern Louisiana and his bachelor of science in petroleum engineering from Louisiana Tech University. He serves on the advisory board for Tulane University's Energy Institute and the advisory board for the Arc of Katy.
A native of New Orleans, Mr. Tumminello lives with his wife and two daughters in Katy, Texas.

CEO Perspective
John Somerhalder
Chairman, President & Chief Executive Officer

Corporate & Retail Energy
Distribution Operations &
Retail Services
AGL Resources Footprint
Wholesale & Midstream
Cargo Shipping
Nation's largest natural gas-only distributor based on customer count.

2011 Key Accomplishments
• Achieved total shareholder return for 2011 of 24%
• Excluding $64 million in after-tax costs related to the Nicor merger, we recorded diluted EPS of $2.92 on a non-GAAP basis
 o Strong growth from distribution operations supported primarily by new rate and infrastructure programs at Atlanta Gas Light
 o Another year of solid performance from retail operations; despite an increasingly competitive marketplace, we retained our leading market share position in
 Georgia
 o Low volatility and reduced natural gas transportation and storage spreads, combined with warm 4Q11 weather, created headwinds for our wholesale and midstream segments in 2011
• Completed acquisition of Nicor Inc. on December 9, 2011, effectively doubling the size of our regulated asset and customer base
• Maintained safe and efficient operation of our natural gas distribution systems

70%
60%
50%
40%
30%
20%
10%
0%
-10%
23.6%
11.4%
33.5%
17.9%
18.0%
41.4%
7.1%
61.2%
26.3%
19.1%
-3.6%
28.7%
GAS
ATO
CNP
TEG
NJR
NI
NWN
OKE
PNY
SWX
UGI
WGL

AGL Resources

2011 Total Shareholder Return
Source: Thomson Reuters
Peer Avg = 23.7%
LDC Avg = 18.4%

250%
200%
150%
100%
50%
0%
236%
160%
87%
86%
56%
62%
53%
39%
21%
21%
33%
54%
GAS
ATO
CNP
TEG
NJR
NI
NWN
OKE
PNY
SWX
UGI
WGL

AGL Resources

Source: Thomson Reuters
Peer Avg = 77.4%
LDC Avg = 47.1%
3-Year Total Shareholder Return

2012 Opportunities and Risks
• Integration of Nicor businesses
 o Reduction in corporate overhead
 expenses well underway
 o All business services being analyzed
 for efficiencies
• Extension filings for infrastructure
 investment programs in Georgia and New
 Jersey, with new program expected to
 begin in Virginia in 2H12
• Leverage legacy AGLR and Nicor retail
 businesses to grow both energy and
 services components
• Legacy fixed cost contracts begin to roll
 off at Sequent
• Complete construction at Golden Triangle
 and Central Valley and contract additional
 capacity
Opportunities
Risks
• Continuation of warmer than normal
 temperatures across our service
 territories
 o Through mid-March, EBIT impact of
 warmer weather ~$15 million across
 distribution and retail
• Utility growth mitigated by bonus
 depreciation, no planned rate case filings
 and continued slow/minimal customer
 growth
• Increasing competition at the retail level in
 Georgia and other choice markets
• Continued environment of low natural gas
 price volatility and narrow transportation
 and storage spreads
 o Margin compression for wholesale and
 reduced storage rates for midstream
• Ongoing weak economic environment and
 high fuel prices for cargo shipping

2012 Priorities and Objectives
• Make necessary capital investment to enhance and maintain the safety and reliability of our distribution systems, while minimizing regulatory lag
• Remain a low-cost leader within the industry
• Maintain market share in Georgia and Illinois while expanding further into new territories such as Ohio and Florida
• Leverage experience across SouthStar and Nicor’s retail businesses
• Renew affiliated and non-affiliated asset management agreements and add new asset management, gas-fired power generation and producer services contracts
• Continually enhance risk management, credit management and overall controls
Distribution
Retail
Wholesale
Midstream
Cargo Shipping
Expense &
Balance Sheet
Discipline
• Complete construction of Golden Triangle Cavern 2 and Central Valley Gas
 Storage and execute contracts for newly available capacity
• Reduce project development costs in response to low volatility environment
• Effectively control expenses and focus on capital discipline in each of our business segments
• Maintain strong balance sheet and liquidity profile
• Expand market share in key service areas while providing quality total transportation and logistics solutions for our customers
• Prudently deploy capital investment and diligently manage operating costs

Financial Overview
Drew Evans
EVP & Chief Financial Officer

Business
Financial
Investors
• Centralize service
 functions that are
 scalable
• Improve utility returns
 by operating
 complementary non-
 regulated businesses
• Accelerate returns on
 regulated infrastructure
 investments
• Maximize return on
 invested capital
• Maintain financial
 integrity in utility and
 non-regulated
 businesses
• Grow dividends and
 earnings
• Focus on total
 shareholder return
• Ensure management
 and employee
 incentives are properly
 aligned with
 shareholder interests
Strategic Priorities

in millions, except per share amounts	2011 Legacy AGLR	22 Days Nicor	2011 Combined	2010 Legacy AGLR	Change[1]
Total Operating Revenues	$ 2,129	$ 209	$ 2,338	$ 2,373	(1)%
Operating Margin	1,175	57	1,232	1,209	2%
Total Operating Expenses (excluding Cost of Goods Sold & Revenue Tax)	715	77	792	709	12%
Operating Income	460	(20)	440	500	(12)%
EBIT	466	(19)	447	499	(10)%
Interest Expense, net	132	4	136	109	25%
Income Tax Expense	124	1	125	140	(11)%
Net Income Attributable to AGLR	$ 196	$ (24)	$ 172	$ 234	(26)%
Adj. Net Income Attributable to AGLR[2]	$ 229	$ 7	$ 236	$ 238	(1)%
EPS (Diluted)	n/a	n/a	$ 2.12	$ 3.00	(29)%
Adj. EPS (Diluted)[2]	n/a	n/a	$ 2.92	$ 3.05	(4)%

AGL Resources®

Note: Please review the AGL Resources 10-K as filed with the SEC on 2/22/12 for detailed information. EBIT, Adjusted Net
Income and Adjusted EPS are non-GAAP measures. Please see the appendix to this presentation or visit the investor relations section of www.aglresources.com for a reconciliation to GAAP.
(1) Change represents y/y change of 2011 Combined vs. 2010 Legacy AGLR.
(2) Adjusted net income and adjusted EPS exclude Nicor-related merger costs of approximately $64 million, net of tax.
2011 Financial Results

$500
$400
$300
$200
$100
$-
$(100)
2007
2008
2009
2010
2011
Distribution
Retail
Wholesale

Distribution
Retail
Wholesale
Midstream
Shipping (1)

AGL Resources

Earnings Before Interest & Taxes
Annual EBIT by Operating Segment
(in millions)
2011 EBIT Contribution by Operating
Segment
1%
79%
18%
2%
(1) There was no EBIT impact from the Cargo Shipping segment for the 22 days of Nicor results recorded in 2011.
NOTE: EBIT is a non-GAAP measure. Please see the appendix to this presentation or the investor relations section of www.aglresources.com for a reconciliation to GAAP.

in millions, except per share amounts	2007	2008	2009	2010	2011	2012E
Distribution Operations	$338	$329	$327	$352	$412	$550-$570
Retail Operations[(1)]	$113	$77	$105	$103	$93	$125-$135
Wholesale Services	$34	$60	$47	$49	$5	$15-$30
Midstream Operations	$10	$9	$3	$6	$9	$0-$5
Cargo Shipping	n/a	n/a	n/a	n/a	$0	$8-$20
Corporate	($2)	$9	$3	($11)	($72)	($6)-($4)
Total	**$493**	**$484**	**$485**	**$499**	**$447**	
Interest Expense	$125	$115	$101	$109	$136	**$190**
Earnings Per Diluted Share [(2)]	$2.72	$2.84	$2.88	$3.05	$2.92	**$2.80-$2.95**

AGL Resources®

(1) Retail Energy Operations segment includes EBIT related to SouthStar at the 100% level. AGL Resources owned a 70% interest during
 2007, 2008 and 2009, and received an approximate 75% share of the earnings each year (except in Ohio and Florida, which were 70%).
 Effective January 1, 2010, AGL owns 85% of the joint venture partnership and receives 85% of its earnings. The total earnings per diluted share for AGL Resources represented here reflects these sharing levels in each year.
(2) 2010 and 2011 EPS and 2012 estimated EPS are adjusted for expenses related to the merger with Nicor. See the appendix to this presentation or the investor relations section of www.aglresources.com for a reconciliation to GAAP.
2012 Segment EBIT Estimates

$ in millions
$3.50
$3.40
$3.30
$3.20
$3.10
$3.00
$2.90
$2.80
$2.70
$2.60
$2.50
$2.40
$2.30
$2.20
$2.10
$2.00
Prior Expectations
Distribution Operations
Retail Operations
Wholesale Services
Midstream Operations
Cargo Shipping
Corporate
Interest Expense (non-transaction)
2012 Guidance Midpoint

AGL Resources®

$3.15
$0.07
$0.03
$0.27
$0.11
$0.12
$0.03
$0.10
$2.88
EPS Reconciliation: Prior Expectations to 2012 Guidance

$1.39
$1.65
$1.82
$2.01
$2.28
$2.48
$2.72
$2.72
$2.84
$2.88
$3.05
$2.92
$2.95
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010(1)
2011 (1)
2012 Est. (2)

AGL Resources

EPS Track Record
$2.80-
2012 EPS Guidance between $2.80-$2.95 per diluted share
2000-2011 CAGR: 6.98%
Diluted Earnings Per Share
(1) 2010: $3.00 diluted GAAP EPS; $3.05 adjusted, excluding Nicor merger costs; 2011: $2.12 diluted GAAP EPS, $2.92 adjusted. Please see the appendix to this presentation or visit the investor relations section of www.aglresources.com for a reconciliation to GAAP.
(2) Estimate excludes all effects from the merger with Nicor.

$1.08
$1.08
$1.08
$1.11
$1.15
$1.30
$1.48
$1.64
$1.68
$1.72
$1.76
$1.80
$1.84
77%
65%
59%
55%
50%
52%
54%
60%
59%
60%
58%
62%
64%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011 (1)
2012 (2)
Indicated Annual Dividend Rate
Payout Ratio

AGL Resources

Dividend Track Record
(1) 2011 payout ratio based on adjusted EPS of $2.92.
(2) 2012 payout ratio based on mid-point of EPS guidance range and assumption that Board of Directors approves each quarterly dividend.
2000-2011 CAGR: 4.75%
Dividends Declared
 • Management and the Board of Directors have demonstrated a commitment to dividend growth and have established a strong track record of regular dividend increases

$800
$700
$600
$500
$400
$300
$200
$100
$0
millions
2008
2009
2010
2011
2012E
Base Business (regulated)
Regulatory Infrastructure Programs
Natural Gas Storage
Other

AGL Resources

Capital Expenditures
Note: “Other” includes a number of capital items, including information technology funding; building and leasehold improvements; and facility and fleet investments.
$825

9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
8.2%
5.5%
2.8%
No Bonus Depreciation
Current Level - 50%
Potential - 100%

AGL Resources

Bonus Depreciation - Impact on AGL Rate Base Growth

Pension and Other Retirement Plans
Funding Requirements
• Current underfunded status for AGL and NUI plans is $214 million (as measured by accumulated benefit obligation minus plan assets)
• Current overfunded status of Nicor plan is $27 million
• Current financing assumptions include pension funding of $36 million in 2012
• Evaluation underway to combine all pension plans
Expenses (Pension and Post-Retirement)
• 2012 expense is projected at approximately $55 million, compared to $41 million in 2011 (AGL legacy plans plus Nicor)
• Estimated impact to 2012 earnings per share of approximately $0.07 vs. 2011 on a tax effected basis
• Increase is driven by reduction in the discount rates
 o AGL Plan - 5.40% reduced to 4.60%
 o NUI Plan - 5.20% reduced to 4.50%
 o Nicor Plan - 5.40% reduced to 4.60%
• Pension expenses are typically recoverable in general rate cases in our jurisdictions (no pension tracker mechanisms)

$700
$600
$500
$400
$300
$200
$100
$0
millions
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038
2039
2040
2041
Senior Notes
Medium Term Notes
Gas Facility Revenue Bonds
Nicor Gas First Mortgage Bonds

AGL Resources®

Debt Maturity Schedule
 • AGLR average interest rate: 5.3% / Peer group average interest rate: 5.7%
 • AGLR average duration: 14 years / Peer group average duration: 11 years

$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
millions
$24
$1,300
$2
$869
Available Capacity
Utilization
AGLR 5-Year Revolver
Cash
Commercial Paper
Letters of Credit

$800
$700
$600
$500
$400
$300
$200
$100
$0
millions
$700
$452
Available Capacity
Utilization
Nicor Gas 5-Year Revolver
Commercial Paper

AGL Resources

AGLR Liquidity Profile
(as of 12/31/11)
NOTE: Utilization impacted by seasonality and historically peaks in the fourth quarter.
Liquidity
Nicor Gas Liquidity Profile
(as of 12/31/11)

in millions	12/31/11	12/31/10	Change
Assets			
Cash, S-T Investments & Receivables	$ 1,406	$ 1,186	$ 220
Inventories	750	639	111
Other current assets	590	341	249
PPE (net)	7,900	4,405	3,495
Goodwill	1,813	418	1,395
Other deferred debits	1,454	531	923
Total Assets	**$ 13,913**	**$ 7,520**	**$ 6,393**
Liabilities and Equity			
Current Liabilities	$ 3,084	$ 2,432	$ 652
Long-Term Debt	3,561	1,671	1,890
Other Liabilities	3,929	1,581	2,348
Total Liabilities	10,574	5,684	4,890
Total Equity	$ 3,339	$ 1,836	1,503
Total Liabilities and Equity	**$ 13,913**	**$ 7,520**	**$ 6,393**

AGL Resources®

• Solid balance sheet with significant
 opportunity to fund capital requirements
 • Good access to capital markets
 • Company credit metrics support solid,
 investment-grade ratings
• $4.9 billion debt outstanding
 • Long-term debt $3.6 billion
 • Short-term debt of $1.3 billion
 • Quarterly High Debt to Cap Ratio 2011: 58%
 • Average Debt to Cap Ratio 2011: 55%
• 2012 cap ex estimated at $825 million
 • Approximately $725 million of utility cap ex
 expected in 2012 vs. $604 million in 2011 for
 legacy AGLR utilities + Nicor Gas
 • $300 million of 2012 utility cap ex is rider-
 based
 • Approximately $100 million of non-utility cap
 ex expected in 2012
Balance Sheet Highlights

2012 Priorities
• Successfully integrate Nicor merger, including combining systems and personnel and utilizing best practices across businesses
• Prudently invest capital, with a strong bias toward regulated projects with minimal or no recovery lag
• Optimize current wholesale and midstream businesses in a
 sustained low volatility market
• Continue aggressive cost-control throughout the business
• Maintain strong balance sheet and liquidity profile and solid investment-grade ratings
• Deliver on our commitments to shareholders

Distribution Operations
Hank Linginfelter
EVP, Distribution Operations

Distribution Operations - Overview
• 4.5 million customers
• 80,000 miles of pipeline
• Aggregate rate base of $4 billion
• Annual capex ~$725 million
  Approximately 40% of capex under
 specific recovery programs
• ~4,400 employees
• Top quartile safety ratings for on-the-job
 injuries and days away from work
Key Statistics

$600
$500
$400
$300
$200
$100
$-
millions
2007
2008
2009
2010
2011 (1)
2012E (2)
1Q
2Q
3Q
4Q

AGL Resources

• Approved regulatory cost recovery mechanisms have reduced lag between infrastructure investments and recovery
• Continued focus on cost containment
Distribution Operations - EBIT Track Record
EBIT Growth
(1) Includes $15 million of EBIT from Nicor Gas, excluding change in control payments.
(2) Reflects mid-point of guidance range for Distribution Operations segment.

Note: EBIT is a non-GAAP measure. Please see the appendix to this presentation or visit www.aglresources.com for a reconciliation to GAAP.

in millions	2011	2010	Change
Total Operating Revenues	$ 1,597	$1,494	7%
Operating Margin	**963**	**879**	**10%**
O&M	353	358	(1)%
D&A	160	138	16%
Taxes (other than income taxes)	44	35	26%
Total Operating Expenses, exc. COG and revenue taxes	**557**	**531**	5%
Operating Income	**406**	**348**	**17%**
Other income	6	4	50%
EBIT	**$ 412**	**$ 352**	**17%**

AGL Resources®

Key 2011 Results - Distribution Operations
• Settled Virginia Natural Gas rate case
 including recovery for the Hampton Roads
 Crossing pipeline project; modest earnings
 increase due to previous AFUDC and
 carrying costs booked for the project
• Hired 100 additional employees and invested
 in technology, equipment, and fleet at Atlanta
 Gas Light for customer service and safety-
 oriented programs funded in 2010 rate case
• Replaced ~100 miles of pipeline in Georgia
 under the infrastructure replacement
 programs; over 2,500 miles of pipeline
 replaced in Georgia since 1998
• Reduced O&M costs by 1% and below
 inflation for 2011
• Completed installation of automated meter
 reading devices at several of our utilities
 ahead of schedule and under budget

COG = Cost of Goods Sold

Rate Case History
Utility	Last Rate Case	Key Outcomes	Agreements on Rate Case Stay outs
Nicor Gas	Mar. 2009
• $80 million rate increase
• Bad debt rider approved in February 2010 providing recovery from (or credit to) customers the difference of actual expense and $63 million benchmark
• Rate case reset heating degree days from 5,830 to 5,600
Stay out concludes Dec. 2014
Atlanta Gas Light	Oct. 2010	• $26.7 million rate increase approved • Included ~$10 million in new customer service and safety programs • Adopted new acquisition synergy sharing policy	None
Virginia Natural Gas	Dec. 2011
• $11 million rate increase in base rates
• Recovery of $3.1 million in costs previously recovered through base rates now recovered through PGA
• Approval to recover gas portion of bad debts through the PGA
None
Elizabethtown Gas	Dec. 2009	• $3 million rate increase • New depreciation rates decreased expense $5 million • Two-year rate freeze concluded in 2011	None
Florida City Gas	Feb. 2004
• $7 million rate increase
• Approval in late 2007 to include acquisition adjustment
 amortization expense in operating income and acquisition
 adjustment asset balance in rate base for regulatory surveillance reporting purposes
• 2007 approval included a 5-year stay-out provision
Stay out concludes Oct. 2012
Chattanooga Gas	May 2010	• Instituted new rate design that encourages customer conservation • First decoupled rate design for TN utility • New depreciation rates decreased expense of $2 MM annually	None

Regulatory Recovery Mechanisms
Utility	Rate Decoupling	Weather Normalization	Bad Debt Recovery	Conservation Program Recovery	Infrastructure Replacement
Nicor Gas			✓	✓
Atlanta Gas Light	✓				✓
Virginia Natural Gas		✓	✓		✓*
Elizabethtown Gas		✓		✓	✓
Florida City Gas				✓
Chattanooga Gas	✓	✓	✓	✓
* VNG filed for approval of an infrastructure replacement program in January 2012. Application deemed complete and program should begin
August 2012.

Nicor Gas Key Statistics	
# Customers (thousands)	2,188
Rate Base (millions)	$1,485
Actual/Authorized ROR 2011 (1)	n/a / 8.09%
Actual/Authorized ROE 2011 (1)	n/a / 10.17%
Capex 2012 EST. (millions)	$205

AGL Resources®

Nicor Gas
• Bad debt recovery rider
 o Approved in February 2010
 o Provides for the recovery from (or credit to)
 customers the difference between actual annual
 bad expense and a $63 million benchmark bad
 debt expense included in its base rates for the year
• Weather risk
 o No weather normalization mechanism in place
 o 50% of usage is space heating and 75% of usage
 and revenues occur October - March
 o Customer charge significantly reduces margin
 subject to weather risk
 o 100 degree-day variation from normal weather
 equates to a $1 million impact to margin net of
 income taxes
 o 2009 rate case reset heating degree days from
 5,830 to 5,600
• Energy conservation program
 o Approved in May 2011 pursuant to Illinois law
 requiring such programs
 o Program costs recovered through rider
 o Estimate ~$155 million would be billed to
 customers under the rider over a 3-year period

(1) AGLR owned Nicor for 22 days in 2011, as such full year actual
ROR and ROE are not available.

• On February 16, 2012 Nicor Gas filed a stipulated resolution along with Illinois
 Commerce Commission (ICC) Staff that includes crediting $64 million to customers relating to the long-running Performance Based Rate (PBR) case pending before the
 ICC
 o Nicor Gas had already reserved $27 million for this issue
 o Assuming the ICC approves the proposed stipulation, no impact to AGLR earnings expected going forward
• Stipulation requires approval by ICC
• Illinois Attorney General’s Office and Citizens Utility Board are not parties to the current stipulation
• Stipulation will be considered simultaneously with all issues in the case
 o Evidentiary hearings began the week of 2/27/12
 o Briefing expected to be complete by 4/26/12
 o ICC ruling anticipated later this year
Nicor Gas - PBR Settlement with ICC Staff

Atlanta Gas Light Key Statistics	
# Customers (thousands)	1,541
Rate Base (millions)	$1,317
Actual/Authorized ROR 2011	8.33% / 8.10%
Actual/Authorized ROE 2011	11.2% / 10.75%
Capex 2012 EST. (millions)	$322

AGL Resources®

Atlanta Gas Light
• Strategic Infrastructure Development and
 Enhancement (STRIDE) program
 o Provides system upgrades to meet customer
 deliveries on the coldest days of the year
 o Includes the pipeline replacement program which
 is replacing aging infrastructure
 o Includes program to extend facilities in areas
 without access and promote economic
 development
 o Expenditure recovery provided by program riders
 • Synergy sharing policy allowing for the
 recovery/credit of 50% of net synergy
 savings achieved on acquisitions
 • 100% of operating margin decoupled (AGL
 does not directly serve retail customers in
 Georgia), so weather risk largely mitigated
 • Received approval in 2011 to use $11.6
 million of Universal Service Funds to aid in
 the construction of CNG stations and
 equipment to serve retail and commercial
 fleet customers

Virginia Natural Gas Key Statistics	
# Customers (thousands)	278
Rate Base (millions)	$516
Actual/Authorized ROR 2011	8.15% / 7.38%
Actual/Authorized ROE 2011	11.97% / 10.00%
Capex 2012 EST. (millions)	$61

AGL Resources®

Virginia Natural Gas
• Steps to Advance Virginia’s Energy (SAVE) Act
 o Filed for an accelerated infrastructure replacement
 program in January 2012
 o Proposed 5-year program with $25 million maximum
 allowance per year, not to exceed $105 million for
 the 5-year period
 o Accelerated recovery of $10 million over 5-year
 period
• Weather Risk
 o Approved WNA program using 30 year normal
 weather
 o Coverage of commercial customers became
 permanent as part of the 2011 rate case
• 2011 Rate Case Outcomes - Recovery
 Mechanisms
 o Gas portion of bad debts are now recovered through
 the purchased gas adjustment
 o $3.1 million of costs previously recovered through
 base rates now recovered through the company’s
 gas cost recovery rate

Elizabethtown Gas Key Statistics	
# Customers (thousands)	276
Rate Base (millions)	$476
Actual/Authorized ROR 2011	8.84% / 7.64%
Actual/Authorized ROE 2011	12.81% / 10.30%
Capex 2012 EST. (millions)	$56

AGL Resources

Elizabethtown Natural Gas
• Utility Infrastructure Enhancement (UIE)
 o Accelerated enhanced infrastructure program
 created in response to Governor’s request for
 increasing infrastructure investments to spur
 economic recovery
 o First phase of the program completed in 2010
 o Received approval in May 2011 to invest an
 additional $40 million under the program through
 2012
 o Costs recovered through periodic adjustments to
 base rates
 o Expect to file for extension of the program in 2012
 • Operating margin weather normalization
 program in effect
 o Required to return portion of WNA surcharge to
 customers if return on equity exceeds authorized
 return of 10.3%
 • Focus on conversion opportunities from fuel
 oil users
 • Expect additional capital projects to augment
 supply diversity and system reliability and
 explore CNG fueling

Florida City Gas Key Statistics	
# Customers (thousands)	103
Rate Base (millions)	$163
Actual/Authorized ROR 2011	5.74% / 7.36%
Actual/Authorized ROE 2011	8.53% / 11.25%
Capex 2012 EST. (millions)	$32

Chattanooga Gas Key Statistics	
# Customers (thousands)	62
Rate Base (millions)	$92
Actual/Authorized ROR 2011	8.43% / 7.41%
Actual/Authorized ROE 2011	12.24% / 10.05%
Capex 2012 EST. (millions)	$9

AGL Resources®

Florida City Gas & Chattanooga Gas
• Florida City Gas
 o Agreed to stay-out in 2007 when approval
 received to include acquisition adjustment
 amortization in operating income and acquisition
 adjustment asset balance in rate base for
 regulatory reporting
 o Five-year stay-out provision ends in 2012; rate
 case filing will be evaluated after full integration
 of Nicor
 o Minimal weather risk
 o Energy conservation program in place and
 funded by customers via a per therm surcharge
• Chattanooga Gas
 o Gas portion of bad debts recovered through the
 purchased gas adjustment
 o Energy conservation program provides
 programmable thermostats and customer
 education; costs recovered through asset
 management agreement proceeds
 o 72% of operating margin decoupled with weather
 normalization program in effect

2012 Priorities and Objectives
• Make necessary capital investments to enhance and maintain the safety and reliability of our distribution systems, while minimizing regulatory lag
o Maintain leadership role in pipeline safety and infrastructure replacement
o Execute approved infrastructure replacement programs in Georgia and New Jersey
o Receive approval of an infrastructure replacement program from the Virginia State Corporation
 Commission and accomplish program goals
• Position utilities for growth
o Promote natural gas as the better alternative due to low natural gas commodity prices and increased spreads between natural gas and oil/propane
o Prepare for housing markets stabilization and increasing industrial and commercial demand
o Foster natural gas for transportation (CNG behind the city gates)
• Remain a low-cost leader within the industry
o Continue to control costs by focusing on productivity improvements, leveraging common systems, standardization and scale
o Complete Nicor integration and set the foundation to be the industry leader in natural gas distribution
o Standardize AGL and Nicor operational best practices for increased efficiencies and best-of-
 class service

Retail Operations
Mike Braswell - President, Retail Energy
Beth Reese - President, Retail Services

in millions	2011	2010	Change
Total Operating Revenues	$ 702	$ 840	(16)%
Operating Margin	**168**	**183**	**(8)%**
O&M	71	76	(7)%
D&A	2	2	-
Taxes (other than income taxes)	2	2	-
Total Operating Expenses, exc. COG	**75**	**80**	(6)%
Operating Income	**93**	**103**	**(10)%**
Other income	-	-	nm
EBIT	**$ 93**	**$ 103**	**(10)%**

AGL Resources®

Key 2011 Results - Retail Operations
• Achieved full year 2011 EBIT of $93
 million
• Maintained market share (33%) in
 Georgia despite continued high levels of
 competitor activity and consumer
 shopping
• Leveraged new marketing channels such
 as Delta SkyMiIes to enroll new
 customers and improve retention
• Began integration of Nicor Advanced
 Energy and Nicor Solutions businesses
 in late Q4
• Commercial business created
 incremental value from asset
 management and, in addition, managed
 risks inherent to retail business
• SE large C&I customers contributed an
 incremental $6 MM to EBIT (includes
 Georgia system balancing value)
• Ohio and Florida markets contributed
 an incremental $3 MM to EBIT in 2011
• Expanded customer choice business into
 markets of New York & Maryland

$113
$77
$105
$103
$93
2007
2008
2009
2010
2011
2012E

AGL Resources

Profitable
market expansion
(market environment of
lower commercial opportunities
and increased retail
competition)
Historically
high storage
spreads
Note: Earnings before interest and tax. Results include 100% of SouthStar earnings, which effective January 1, 2010 are split 85% to AGL Resources and 15% to
Piedmont Natural Gas.
Retail Operations - EBIT Track Record

Addition of Nicor
retail businesses
& continued
market
expansion
$125-
$135

Georgia
•Georgia Natural Gas
•Customers & Equivalents: 485,000
•Annual Throughput (Bcf) : 35
Ohio & Florida
•Ohio Natural Gas
•Florida Natural Gas
•Customers & Equivalents: 96,000
•Annual Throughput (Bcf) : 9
Illinois
•Nicor Advanced Energy
•Nicor Solutions
•Customers & Equivalents: 80,000
•Annual Throughput (Bcf): 9
PRIMARY MARKETS
Retail Energy - Overview
Core Retail Market
Expanded Retail Market

Build and leverage a strong portfolio of brands

AGL Resources®

Manage risks
inherent to retail
business and
maintain compliance;
create incremental
value from asset
management
Manage retail
customer portfolio
for long-term value
and profitability
Proactively
advocate to
protect and
improve our
markets and
business model
Brands
Retail
Book
Customer
Care
Asset /
Risk
Mgmt.

  Market
 Advocacy
Retail Energy
Competencies
Deliver high quality,
cost efficient billing
and customer service
through outsourced
vendors
Retail Energy - Competencies

Georgia Customer and Market Overview
• Atlanta Gas Light Company is the only local
 distribution company (LDC) in the U.S. that
 has fully unbundled (market deregulated in
 1998)
• 10 active competitors in marketplace, with
 top 4 representing approximately 85% of
 market
• Serving customers under the Georgia
 Natural Gas (GNG) brand (via our
 SouthStar (SSE) partnership with Piedmont
 Natural Gas (85% AGLR / 15% PNY))
• GNG is the long-standing market leader and
 has maintained market share at 33% for 3
 consecutive years
• Focus on new products and marketing
 partnerships to sustain market leadership
 and margins; Examples: price protection
 guarantee and pre-pay plans, Delta
 SkyMiles partnership

Customer and Throughput Information
	Customers (000s)	Normalized Annual Throughput (Bcf)
Residential	460	30
Choice C&I	25	10
Large C&I	0.2	12
Total	485	52

Customer and Throughput Information
	Customers (000s)	Normalized Annual Throughput (Bcf)
Nicor Gas Financial Fixed Bill Physical Fixed Bill Variable / Fixed Price	37.3 21.3 14.5 73.1	4.5* 3.0 1.5 9.0
North Shore Gas Physical Fixed Bill Variable / Fixed	0.7 0.9 1.6	0.2 0.1 0.3
Peoples Gas Physical Fixed Bill Variable / Fixed Price	0.6 2.0 2.6	0.1 0.2 0.3
Total	77.3	9.6
*Nicor Solutions does not supply the physical commodity as part of the Financial Fixed Bill program. The throughput equivalent is based on the gas supplied by Nicor Gas to enrolled customers.
Illinois Customer and Market Overview
• Illinois local distribution companies
 (LDCs) began offering choice to retail
 customers in the late 1990s, however
 approximately 90% of customers remain
 with the LDC
• Active behind Nicor Gas, Peoples Gas
 and North Shore Gas
• Product offerings include: annual fixed
 bill products (physical and financial),
 price per therm products (fixed and
 variable)
• The annual fixed bill products are a
 natural offset to the financial impacts of
 warmer than normal weather for Nicor
 Gas

Expanded, C&I and Emerging Markets Overview
Market Designation	State(s) / Brand	Retail Energy Position	Key Market Objectives
Expanded Markets	OH / Ohio Natural Gas	Active behind Dominion East Ohio, Vectren Delivery of Ohio & Columbia of Ohio	• Choice market growth • Launched Delta SkyMiles program • Expansion into Duke territory
	FL (Florida Natural Gas)	Active behind Central Florida Gas, Tampa Electric, Florida Public Utilities & Florida City Gas	• Steady, moderate growth
	NY (New York Natural Gas)	Active behind O&R and National Grid	• Choice market growth
	MD (Maryland Energy)	Active behind BG&E; Preparing to enter WGL	• Establish and grow customer base
Large C&I	GA, TN, SC, NC	Principally operating behind AGLC, PNG, CGC and Nashville Gas	• Balanced customer portfolio
Emerging Markets	NE / WY / CO	Evaluating market entry behind SourceGas LDCs	• Evaluating key metrics for potential market entry
	PA, NJ, IN, MI, VA	Evaluating timing for pursuing certification	• Evaluating key metrics for potential market entry

Retail Energy - Market Fundamentals

Natural Gas Market
• 10 year low NYMEX prices improves some retail drivers,
 e.g. bad debt
• Low price volatility has reduced commercial opportunities
Sustained high
gas production
and record warm
winter
LDC Factors
• Universe of natural gas customer prospects experiencing
 limited growth
Low system
growth
Retail Markets
• Increased pressure on retail spreads, market share & price plan mix
• Greater investment required for customer acquisition and
 retention
• Top line growth opportunities challenged
Increased
competition and
consumer
involvement
Area / Topic
Environment
Business Impact

Retail Energy - Weather Hedging

Market	Exposure	Weather Station	Hedge Strategy
Georgia	Net long HDDs	Atlanta Hartsfield Jackson Airport	Utilize HDD swaps and purchase put options to mitigate warmer-than-normal weather and participate in colder-than-normal outcomes
Illinois	Net short HDDs • Short fixed bill • Long per therm	Midway Airport	Utilize HDD swaps to mitigate impacts from deviations from normal weather
Ohio	Net long HDDs	Cincinnati Airport	Utilize HDD swaps and purchase put options to mitigate warmer-than-normal weather and participate in colder-than-normal outcomes
FL, NY and MD	Net long HDDs	N/A	Each market’s weather risk is currently not material

Retail Energy - 2012 Priorities and Objectives
• Maintain Georgia market share and mitigate degradation of portfolio mix in a mature market and difficult economy
• Integrate Nicor retail energy businesses to maintain business continuity and generate customer growth
• Continue to grow customers and margins in expanded markets of Ohio,
 Florida, New York and Maryland. We also continue to monitor and evaluate new markets for potential entry.
• Position commercial business to create incremental value from asset management and manage risks inherent in retail business
• Evaluate new products and services including:
 o Introducing fixed bill product behind Georgia Natural Gas and evaluate for other markets
 o Development of plans for bundling gas commodity with warranty products

Areas Served	Illinois, Indiana, Ohio
Customers (2011)	513,000
Employees	~ 420
EBIT (full year 2011)	$ 10 million
• Offer a suite of warranty protection and home solutions that include line repair (gas and electric), equipment repair and maintenance
• Partner with utilities (Nicor Gas as well as third parties) to leverage inbound calls to sell products and services
• Leverage partner utility’s brand
• Bill for products on utility bill
• Fulfill claims through network of in-house and third-party service providers
Retail Services - Overview

Home
Solutions
Increasing Contract Value
Outside Water/Sewer

AGL Resources

Line Repair
Gas Lines
Equipment Repair
Appliances
Home Systems
Electronics
Electric Repair
Electric Lines
Surge Protection
Maintenance
Heating & Cooling
Appliance Safety
Energy Efficiency
Increasing Customer Satisfaction
Retail Services - Product Offerings

• All customers are on a month-to-
 month contract
• Warranty products are billed a fixed
 monthly amount, which differs per
 product, per market and range from
 $3.95 to $63.95
• Services that are entitlement based
 (a specific service is rendered as
 part of the contract) are charged to
 the customer on a monthly basis;
 revenue is recognized at the lesser
 of when the service is rendered or
 the end of an annual period
Retail Services - Business Structure
• Claims
 o Warranty claims - costs incurred
 when warranty issues arise
 o Entitlement claims - costs
 incurred when customer requests
 service
• Customer marketing
 o Call center primary cost driver,
 with additional marketing
 expenses to contact customers
 beyond the call
 o Multiple structures for revenue
 sharing/cost reduction for our
 partners
• SG&A costs relatively fixed, with some
 near-term opportunities to leverage
 shared services model
Revenues
Expenses

• Nicor National formed in 1992 to provide self-administered Heating and A/C
 Repair & Maintenance plans
• In 2000 Nicor National began taking calls for Nicor Gas and leveraged calls to offer other products and services
• The relationship between Nicor National and Nicor Gas is governed through an Operating Agreement approved by the ICC
• ICC issued a ruling in conjunction with merger approval stating that Nicor
 Gas can no longer use its customer phone calls to offer products and services
 o Ruling expected, as discussions on operating agreement had been ongoing prior to merger announcement
 o No impact on existing customer base
 o Nicor Services continues to market to prospective customers throughout Illinois territory utilizing other methods
Retail Services - Nicor Gas Partnership

• Two types of competitors
 o Utilities offering products and
 services through affiliates
 within own territories
 o National warranty companies
 offering products and services
 through utilities and direct to
 consumers
• Utility competitors include:
 o Dominion Retail
 o NiSource Retail
• National competitors include:
 o Home Serve USA
 o Macquarie Capital / Utility
 Service Partners
 o American Home Shield
 o Cross Country Services
Retail Services - Competitive & Regulatory Overview
Regulatory oversight differs by state
• Illinois
 o Company registered with
 Department of Insurance
 o Products regulated by Illinois
 Service Contract Act
• Indiana
 o Products regulated by Indiana
 Department of Insurance
 o Must maintain a funded reserve
• Ohio
 o Products regulated by
 Consumer Sales Practices
 Code
• Georgia
 o Products exempt from
 insurance if backed by surety
 bond
Competitive Landscape
Regulatory Overview

• Grow existing customer base and increase EBIT contribution to segment
• Implement new partnerships
 o Georgia Natural Gas - Summer 2012
 o Chattanooga Gas - Target Fall 2012*
 o Virginia Natural Gas - Target Fall 2012*
 o Other non-affiliated utility prospects - one for 2012
• Market to end use consumers using means other than the move calls
• Develop e-commerce strategy for customer self service and leverage social media
• Leverage AGL Resources’ shared services
• Continue cost containment
Retail Services - 2012 Priorities and Objectives
*Assumes affiliate regulatory approvals are met

Wholesale Services
Pete Tumminello
EVP, Wholesale Services & President Sequent
Energy Management

in millions	2011	2010	Change
Total Operating Revenues	$ 98	$ 121	(19)%
Operating Margin	**57**	**105**	**(46)%**
O&M	48	52	(8)%
D&A	1	2	(50)%
Taxes (other than income taxes)	3	3	-
Total Operating Expenses, exc. COG	**52**	**57**	(9)%
Operating Income	**5**	**48**	**(90)%**
Other income	-	1	nm
EBIT	**$ 5**	**$ 49**	**(90)%**

Note: AGL Resources' wholesale services operating segment is subject to mark-to-market gains and losses related to its hedged transportation and storage positions which can create EBIT volatility quarter to quarter and year over year.

millions
$50
$40
$30
$20
$10
$-
$(10)
$(20)
$(30)
$(40)
$(50)
4Q10
1Q11
2Q11
3Q11
4Q11
Commercial Activity
Storage Hedges
Transportation Hedges
LOCOM

AGL Resources

Key 2011 Results - Wholesale Services
• 2011 EBIT down $44 million vs. 2010 due to
 lower commercial activity
 • Commercial activity lower by $45 million y/y
 • $18 million related to Marcellus take-away
 constraints
 • $4 million related to customer bankruptcy
 • Remainder due to ongoing low volatility and tight
 storage and transportation spreads
 • $21 million higher MTM gains/losses on hedges y/y
 • $24 million higher LOCOM, net of current period
 recoveries, y/y
 Wholesale Operating Margin Components
®

Key 2011 Results Cont. - Wholesale Services
• Nicor Enerchange - consolidated fully with wholesale services segment
• Ongoing re-contracting of storage leases at significantly lower market rates
• Stabilized Marcellus pipeline constraint impacts by contracting for firm transportation and storage
• Continued growth in gas-fired power generation and producer services volumes
• Purchasing first volumes from a renewable gas facility (landfill) and selling into premium market
• Cost control measurers implemented with a 9% reduction in force in Q4 2011
• Competitors experiencing earnings challenges, resulting in selective industry consolidation
• Actively managed open exposures, resulting in a relatively low average VaR of $1.6 million and consistent with historical periods

Wholesale Services - Overview

Sequent's business model includes a portfolio of assets and services that enable it to capture value in a variety of market conditions.

Services (Producer, Peaking, etc.)
Other Fee Based Services
Power Generation Fuel Supply
Asset Management Storage & Transportation
Optimization / Trading
Proprietary Storage & Transportation

- The proportion of segments changes with market conditions

For example:

- 2005 - heavy transportation activity
- 2006 - heavy storage activity

AGL Resources

In any given year:
 • Sequent has the ability to
 capture value in a dynamic
 environment
 • 2007 - more “normal” levels of activity
 • 2008 - price volatility and transportation gains
 • 2009 - basis collapsed, storage spreads strong
 •  2010 - expanded regions and new fee based
                    services, MW-West transportation spreads
                   weaker - East transport stronger
 •  2011 - lower volatility and price spreads, shale
                    constraints

WA
OR
ID
MT
ND
SD
WY
NE
NV
UT
CA
CO
KS
AZ
NM
TX
OK
MN
IA
WI
MI
IL
IN
MO
AR
LA
MS
AL
TN
KY
OH
WV
VA
NC
SC
GA
FL
PA
NY
VT
NH
ME
MA
NJ
Storage

AGL Resources®

Sequent Asset Portfolio
 Active Pipelines

Affiliate Asset Management Overview
• Affiliate asset management agreements core to Sequent’s business
• $192 million of life-to-date sharing payments under the asset agreements
 • $69 million under the Atlanta Gas Light AMA ($9 million paid in 2011)
 • $48 million under the Virginia Natural Gas AMA ($9 million paid in 2011)
 • $44 million under the Elizabethtown Gas AMA ($9 million paid in 2011)
 • $25 million under the Chattanooga Gas AMA ($3 million paid in 2011)
 • $6 million under the Florida City Gas AMA ($2 million paid in 2011)
• Extended affiliate asset management transactions
 • 3-year extension for Elizabethtown Gas through March 2014
 • 4-year extension for Virginia Natural Gas through March 2016
 • 5-year extension for Atlanta Gas Light through March 2017
• Remaining affiliate asset management agreements expire in 2013 and 2014
 • Florida City Gas in March 2013
 • Chattanooga Gas in March 2014

2008
2009
2010
2011
360
483
776
1,018
197
200
343
428
15
21
33
48
Producer Services (Bcf)
Power Generation (Bcf)
C&I (Bcf)

AGL Resources

Growth in Fees & Services Business

EBIT ($ millions)
70
60
50
40
30
20
10
0
2007
2008
2009
2010
2011
2012*

Sales Volume (Bcf / day)
6.0
5.0
4.0
3.0
2.0
1.0
0.0
2007
2008
2009
2010
2011

Counterparties
600
500
400
300
200
100
0
2007
2008
2009
2010
2011

Pipelines
120
100
80
60
40
20
0
2007
2008
2009
2010
2011

AGL Resources®

Wholesale Services History

* Forecast

Credit Exposure by Industry

Electric Utility and Diversified, 32%
Natural Gas Utility, 33%
Natural Gas Pipeline, 15%
Oil and Gas, 7%
Banking, 4%
Manufacturing 3%
Chemical, 1%
Other, 5%

Credit Exposure by Rating Tiers

AA+ to AA-, 9%
A+ to A-, 20%
BBB+ to BBB, 46%
AAA, 13%
BB+ and below, 5%
BBB-, 7%

Aggressive credit management results in track record of performance

AGL Resources

Credit Management and Review
• System resource capabilities leveraged to closely monitor exposure levels and activity
• Active management of reviews for creditworthiness
• Active participation in transaction structuring and negotiation of terms
• Full utilization of market intelligence sources
• Real-time communication regarding counterparty status and exposures
• Immediate elevation of issues through communication to Risk Management Committee, Sequent Credit Committee and
 Treasury

Feb 11 / Jan 12
Feb 12 / Jan 13
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan

AGL Resources®

Intrinsic Storage Spreads Widening Compared to Last Year
Intrinsic Spreads Year Ago to Expiry
January 3, 2011, Feb 11 / Jan 12 spread at $0.694
January 3, 2012, Feb 12 / Jan13 spread at $0.885
Source: NYMEX
72

0.900
0.800
0.700
0.600
0.500
0.400
0.300
0.200
0.100
0.000
-0.100
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec

4.000
3.500
3.000
2.500
2.000
1.500
1.000
0.500
0.000
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec

AGL Resources®

Houston Ship Channel / Henry Hub
Henry Hub / TETCO M3
Transportation Spreads - East

2007
2010
2011
2012
East Cash Spreads 30-Day Moving Average

AECO / Northern Natural Ventura

1.400
1.200
1.000
0.800
0.600
0.400
0.200
0.000
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec

NGPL Texok Zone / Chicago Citygates

0.900
0.800
0.700
0.600
0.500
0.400
0.300
0.200
0.100
0.000
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec

AGL Resources®

2007
2010
2011
2012
Transportation Spreads - West

West Cash Spreads 30-Day Moving Average

Transco Z6 NY

$1.600
$1.400
$1.200
$1.000
$0.800
$0.600
$0.400
$0.200
$-
Jan
Mar
May
Jul
Sep
Nov

$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$-
Jan
Mar
May
Jul
Sep
Nov

$0.20
$0.15
$0.10
$0.05
$-
$(0.05)
$(0.10)
$(0.15)
Jan
Mar
May
Jul
Sep
Nov

AGL Resources®

TETCO M3
Dominion
Forward Northeast Basis Curves
Calendar
2012
Calendar
2013
Calendar
2014
Clearport

Premium Northeast citygates
seeing pricing pressure due to
increases in supply from shale
and pipeline expansions

Temperature Anomaly
Dec 2011 - Dec 2010
-10.20 - -6.55
-4.01 - -2.28
-1.06 - -0.23
0.35 - 0.74
0.75 - 1.01
1.02 - 1.21
1.22 - 1.40
1.41 - 1.67
1.68 - 2.07
2.08 - 2.65
2.66 - 3.48
3.49 - 4.69
6.45 - 8.97

Temperature Anomaly
January 2012 - January 2011
-17.08 - -12.49
-12.48 - -9.10
-4.748 - -3.38
-1.07 - -0.67
-0.66 - -0.37
0.04 - 0.58
1.33 - 2.33
2.34 - 3.70
5.56 - 8.05
8.06 - 11.44

AGL Resources®

Dec 2011 vs. Dec 2010
Jan 2012 vs. Jan 2011
U.S. Temperatures

December & January
Average Anomaly from Prior
Year

$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
2012
2013
2014
Transportation
Storage
Affiliated Asset Management
Non-affiliated Asset Management

AGL Resources

• Majority of assets
 contracted for 1-3 year
 terms
• Rolling over most
 agreements at lower
 fixed payments
• Focus is more on
 adding transportation
 and storage assets at
 lower rates at/near
 intrinsic value
• Contracted for storage
 in the West to add to
 the portfolio
• Estimated EBIT benefit
 of asset roll-off is
 expected to be in the
 range of 10% to 15%
Wholesale Services - Fixed Payment Obligations

Commitment Summary as of Dec. 31, 2011
($ in Millions)

2012 Industry Outlook
• Extremely low price spreads for storage and transportation remain the key fundamental challenge
 o Seeing storage spreads improve and transportation spreads decrease
• Rapid shale gas growth to-date likely to slow due to low prices caused by mild winter
 o Although challenging for Sequent in Q3 2011, portfolio is better positioned to take advantage of new constraints if they occur
• Continued focus on growing pipeline transportation portfolio through existing and expected constraints - likelihood of constraints is reduced with lower gas rig count
• Fixed costs of asset portfolio remains high in 2012 with significant 50% drop off of fixed costs in 2013
 o 2012 is likely a year requiring patience as legacy asset costs roll-off
 o 2013 fixed asset cost is projected to be $76 million less than in 2012 - a portion of this will roll into income
• Competitor earnings challenges should lead to more wholesale consolidation

2012 Priorities & Objectives
• Expect to deliver $15 million to $30 million of EBIT
• Significantly grow fuel supply to power generators and other fee-based services
• Strategically enhance Sequent’s position in Canada to complement lower 48 states’ asset position
• Capitalize on areas of volatility - West/Midwest transport, East constraints
• Renew material AMA’s & asset portfolio at lower fixed costs
• Integrate Nicor wholesale business and combine C&I business into one system
• Extend Compass and Enerchange C&I growth

Midstream Operations
Pete Tumminello
EVP, Wholesale Services & President Sequent
Energy Management

Midstream - Commercial Storage Overview
• Customers include utilities, gas marketers and E&P companies
• Favorable storage locations with significant pipeline interconnectivity
• Our storage facilities provide customers with firm, interruptible, wheeling, and park and loan services
 Current operating facilities:
 o Jefferson Island Storage & Hub (JISH)
 near Henry Hub in South Louisiana
 o Golden Triangle Storage (GTS) in East
 Texas
 o Central Valley Gas Storage (CVGS) in
 Northern California
Focused on high deliverability salt dome and depleted reservoir storage facilities and related business development opportunities.
Central
Valley
Gas
Storage
Golden
Triangle
Storage
and Hub
Jefferson
Island
Storage
and Hub

$40
$35
$30
$25
$20
$15
$10
$5
$-
$22
$16
$3
$3
$30
$19
$5
$6
$37
$18
$10
$9
2009
2010
2011
Operating Margin
Operating Expenses (excl. Depreciation)
Depreciation
EBIT

AGL Resources®

2011 Overview - Midstream Operations

• EBIT $3 million higher vs. last year
• Jefferson Island Storage & Hub
 o 93% subscribed, inclusive of 2 Bcf under contract
 with Sequent Energy Management
 o 3 Bcf of subscribed capacity expires March 2012,
 open season held with 1 Bcf re-contracted by
 Sequent and expect remaining 2 Bcf to be closed
 shortly
• Golden Triangle Storage
 o Received FERC approval for Caverns 3 and 4
 o Cavern 1 - 100% subscribed (2 Bcf expires March
 2013), inclusive of 2 Bcf under contract by Sequent
 o Cavern 2
 o Leaching complete to 7.5 Bcf working
 capacity, currently unsubscribed
 o 64% of required pad gas currently hedged
 o Pad gas and dewatering injections to begin
 and in-service expected second-half of 2012
• Central Valley Gas Storage
 o Construction commenced with wells drilled and
 completed
 o 15-mile pipeline to PG&E interconnect completed
 and hydro-tested
 o Required pad gas injections completed
 o Customer nomination system implemented
$ in millions

COUNTERPARTY	CONTRACTED CAPACITY	RATE	STARTS	EXPIRES
Jefferson Island Storage & Hub				
Sequent Energy Management	2,000,000	0.220	Oct-07	Mar-12
Customer 2	1,000,000	0.200	Apr-07	Mar-12
Customer 3	600,000	0.250	Apr-07	Mar-13
Customer 4	500,000	0.200	Apr-10	Mar-13
Customer 5	300,000	0.220	Apr-10	Mar-14
Customer 6	100,000	0.220	Apr-10	Mar-14
Customer 7	1,000,000	0.200	Apr-10	Mar-15
Customer 8	500,000	0.180	Jul-06	Mar-16
Customer 9	500,000	0.105	Jul-11	Mar-13
Customer 10	500,000	0.075	Jul-11	Mar-13
Existing Contracts	**7,000,000**	**$ 0.194**		
2012 Renewals - Forecast	**3,000,000**	**$ 0.083**	Apr-12	Mar-13
Golden Triangle Storage				
Sequent Energy Management	2,000,000	0.125	Jun-11	Mar-16
Customer 2	2,000,000	0.240	Sep-10	Aug-15
Customer 3	2,000,000	0.045	Jun-11	Mar-13
Existing Contracts	**6,000,000**	**$ 0.137**		
Central Valley Gas Storage				
Customer 1	2,000,000	$ 0.1325	Apr-12	Mar-14
Customer 2	1,000,000	$ 0.1250	Apr-12	Mar-15
Existing Contracts	**3,000,000**	**$ 0.130**		
2012 New Contracts - Forecast	**7,500,000**	**$ 0.079**	Apr-12	Mar-13

AGL Resources®

Current and Forecasted Contracted Capacity Rates

Jefferson Island Storage & Hub
JISH Facility
 • Purchased by AGLR in 2004 for $90 MM
 and have since spent approximately $13
 million on improvements and upgrades
 • Two current caverns with combined 7.5Bcf
 working gas capacity in operation since
 1995
 • Significantly upgraded the facility’s
 compression, header and meter capacities
 • 15 miles dual 16” header with 9
 interconnects
 • Injection / Withdrawal - 0.36 / 0.72 Bcf
JISH Expansion
 • In June 2010, filed key applications for
 Department of Natural Resources (DNR)
 permit and Corps of Engineers permit
 • Continue to seek permit approval
 • Project will commence based on
 commercial conditions and will consist of:
 o Completing the raw water and disposal
 well facilities
 o Solution mining Caverns 3 & 4
 o Adding 12 Bcf of working gas capacity
Delcambre
Erath
Jefferson Island
Storage and Hub
Columbia Gulf Transmission
Gulf South Pipeline
Natural Gas Pipeline Co. of America
Sabine Pipeline
Sea Robin Pipeline
Tennessee Gas Pipeline
Texas Gas Transmission
”
2
-
16
”
Pipelines
-
5.2 miles
Cavern #1
Cavern #2
4-12” Pipelines - 0.8 miles
Trunkline
Gas Pipeline
Columbia Gulf Transmission
Gulf South Pipeline
Natural Gas Pipeline Co. of America
Sabine Pipeline
Sea Robin Pipeline
Tennessee Gas Pipeline
Texas Gas Transmission
Crosstex LIG
9.4 miles
2
-
16
”
Pipelines
-
5.2 miles
Lake Peigneur
Jefferson Island Station
Facilities
Cavern #1
Cavern #2
Trunkline
2-16” Pipelines -

Golden Triangle Storage
GTS Facility
• FERC permitted December 2007
• Commenced construction May 2008
• Cavern 1 in-service with 6 Bcf working gas capacity
• Cavern 2 leached to 7.5 Bcf in February 2012
• Commercial service of Cavern 2 expected to begin in second half of 2012
• 9 miles of dual 24” pipeline with 6 interconnects
• Injection / Withdrawal - 0.30 / 0.60 Bcf
Contract Status - Cavern 1
• 2 Bcf firm capacity contracted for 4yr
 term
• 2 Bcf firm capacity contracted for 3.5yr
 term
• 2 Bcf firm capacity contracted for 1yr
 term
Contract Plans - Cavern 2
• None currently subscribed but will
 contract closer to in-service date
Capital Expenditures
• Total project cost remains consistent with
 expectations of ~ $325 MM
Texas
Eastern
Houston
Pipeline
Florida Gas
Transmission
Kinder
Morgan
TX
Centana
Golden
Pass
Pipeline
Golden Triangle
Storage and Hub
Golden Triangle
Pipeline Header
2-24”
1-24”
2-24”
Orange
County
Neches
River
Beaumont
Cavern #1
Cavern #2

GLENN
Miles
Delevan Station
L 167
NISKA WILD GOOSE STORAGE
COLUSA
L 172
NEVADA
YUBA
Yuba City
SUTTER
L 400/401
SACRAMENTO RIVER
LAKE
YOLO
NAPA
PG&E PLEASANT CREEK STORAGE
Sacramento

AGL Resources

Central Valley Gas Storage
CVGS Facility
• Located in Colusa County ~ 60 miles north of Sacramento
• Commenced construction in April 2011
• Working capacity of 11.0 Bcf (10.5 Bcf first year / 11.0 Bcf thereafter)
• Expected in service Q2 2012 with 2 anchor shippers contracting for 3 Bcf of capacity
• Remaining working capacity contracts expected to be phased in beginning Q3 2012
• Directly connected to PG&E mainline through 14.7 miles of 24 inch line
• Injection / Withdrawal - 0.20 / 0.30 Bcf
Contract Status
• 2 Bcf firm capacity contracted for 2yr
 term
• 1 Bcf firm capacity contracted for 3yr
 term
• Optimizing and marketing remaining
 capacity for 2012
Capital Expenditures
• Total project capital costs of ~ $158
 million
Central Valley Gas
Storage

Market Fundamentals
• Storage fundamentals are cyclical - currently in low point of the cycle
 o Natural gas market is growing
 o Significant barriers now exist to develop new storage
• Natural gas in favor
 o Commodity price of natural gas remains low relative to oil
 o Initial production from new basins showing promise
 o Renewable energy sources are growing, but economics often require subsidies
 o Carbon / greenhouse gas legislation signifies shift away from coal and oil
• Salt-dome storage valuations remain high as compared to lease rates
• Growing gas-fired power generation market should require increased balancing services
• Natural gas export market may significantly increase demand and increase gas volatility

AGLR’s LNG Experience
AGLR LNG Business Perspectives
•Grow natural gas demand by pricing LNG on a cost plus basis
•Use existing idle LNG capacity to seed nodes of demand
•High horsepower/large users will be the early adopters
 – Driven by lower natural gas prices relative to crude
 – Class 8 trucking expected to emerge as incremental LNG supply becomes available
•Position Pivotal LNG to build LNG facilities to meet growing demand
• Operating LNG facilities since the 1970s
• Largest operator of liquefaction in the U.S. with
 capacity of ~540,000 gpd
• Established Pivotal LNG to build, own, operate and sell
 LNG
• Pivotal LNG acquired the Trussville LNG facility ~
 60,000 gpd capacity
• 2011 LNG sales ~ 3 million gallons of LNG
• 2012 LNG sales capacity - over 100,000 gpd
• Own and operate 8 LNG tankers to facilitate deliveries
Trussville LNG

Crude
Henry Hub
Spread
Dollars per MMBtu
$20
$15
$10
$5
$0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

Source: EIA

AGL Resources

Natural Gas Affordable
Henry Hub
Close 1/20/12
$2.34/MMBtu
WTI Close
1/20/12
$98.15/BBl or
$16.85/MMBtu

2012 Priorities and Objectives
• Expect to deliver $0 to $5 million of EBIT
• Integrate and standardize policies, procedures and systems of the Nicor storage facilities and of Trussville LNG with those of AGLR
• Jefferson Island Storage & Hub
 o Contract 2 Bcf of capacity expiring in March 2012
 o Continue permitting process for Caverns 3 & 4
 o Evaluate expansion of existing caverns
• Golden Triangle Storage
 o Complete pad and dewater gas injections and successfully put Cavern 2 in-service second-half of 2012
 o Contract 7.5 Bcf at Cavern 2
• Central Valley Storage
 o Complete construction and successfully put facility in-service in Q2 2012
 o Contract remaining 8 Bcf
• Pivotal LNG
 o Upgrade Trussville LNG facility to round-the-clock operations
 o Position for growth and elevate national profile in the growing LNG and CNG markets as a substitute fuel industry
 o Evaluate and permit sites for LNG plant locations

Cargo Shipping
Drew Evans
EVP & Chief Financial Officer

Cargo Shipping - Overview
Tropical Shipping
• Container shipping company started in 1963
• Directly serves 25 ports in the Bahamas and Caribbean, with cargo primarily sailing southbound out of the Port of Palm Beach, FL and Saint John,
 Canada
• Fleet of 12 owned and 2 chartered vessels
• Fleet of 11,200 containers and flat racks
• 2,900 temperature controlled (refrigerated) containers
• 7,200 non-temperature controlled (dry) containers and 1,100 flat racks
Seven Seas Insurance Company
• Affiliated company of Tropical Shipping that is
 licensed to underwrite cargo insurance

250,000
200,000
150,000
100,000
50,000
-
2007
2008
2009
2010
2011

AGL Resources

Tropical Shipping - TEU Track Record
TEU Track Record
(Twenty Foot Equivalent Units)

Tropical Shipping - 2011 Highlights
• Lower Volumes
o Overall market contraction as consumer discretionary spend on tourism has been slow to recover and construction has been severely curtailed
• Higher Vessel Fuel Costs
o Tropical experiences timing lags in cost recovery from customer surcharges in periods of oil price escalation
• Higher Severance Expense
o Formation of a new management team and general workforce downsizing associated with the reduction in market demand

Anguilla
St. Kitts
Freeport
Abaco
Puerto Plata
Islands
Juan

AGL Resources®

See Inset
Palm
Beach
Nassau
Providenciales
Cayman
Guyana
Trinidad
Grenada
St. Lucia
Barbados
Dominica
San
Tortola
St. Thomas
St. Maarten
St.
Barths
Antigua
Nevis
St. Vincent
Grand Turk
St. Croix
Ports with direct service by
Tropical throughout the
Bahamas and the
Caribbean
Caucedo
Tropical Shipping - Service Territory

9%
15%
3%
11%
62%
Northbound
Inter-Island
Canada to Port of Palm Beach
Canada to Caribbean & Bahamas
Port of Palm Beach to Caribbean & Bahamas

AGL Resources®

Tropical Shipping - 2011 Volumes

14%
21%
10%
21%
17%
17%
Western Caribbean
Virgin Islands
Hispaniola
Windward Islands
Leeward Islands
Bahamas

5%
23%
72%
Less than Container Load (LCL)
Full Container Load (FCL)
Insurance

AGL Resources®

Revenue by Island Destination
Tropical Shipping - 2011 Revenue
Revenue by Product Mix

10%
32%
58%
Flatrack & Other
Refrigerated Containers
Dry Containers

AGL Resources

2011 Full Container Load Volumes by Service
Type
Tropical Shipping - 2011 FCL Volumes

Hispaniola		West. Caribbean	
	Bahamas	Leeward Islands	Windward Islands	Virgin Islands	San Juan	Dominican Republic	Cayman	Turks & Caicos
Tropical Shipping Market Share (1)	44%	45%	27%	46%	n/a	11%	52%	
Global Shipping Companies	●	●	●		●	●		
Regional Shipping Companies	●	●	●	●	●	●	●	
Small Private Shipping Companies	●	●	●				●	●

(1) Market share figures represent Southbound U.S.-origin cargo

AGL Resources®

• Despite the sharp economic downturn there has been no reduction in the number of competitors
• Competitors have not materially rationalized their capacity to the lower market demand
• We do expect some future capacity rationalization through competitor consolidation and/or reduction in excess supply
• Tropical maintains a leading market share position in the majority of its markets
Tropical Shipping - Competitive Landscape

2%
15%
16%
67%
Air
Trucking
Ocean (Non-Tropical Vessel)
Ocean (Tropical Vessel)

AGL Resources

• A.M. Best Financial Strength
 Rating of “A” (excellent)
• Approximately 40% of Tropical’s
 Bills of Lading carry insurance
 (concentrated in the LCL business)
• 67% of insurance premiums are
 related to cargo moving on
 Tropical vessels; 33% are related
 to third party transportation
 providers
• Loss ratio typically under 20%
 (2011 = 12%)
• Operating margins typically in
 excess of 60% (2011 = 70%)
Seven Seas Insurance - Overview
2011 Revenue Mix

Risks
• Continued fuel cost escalation
• Global carriers may seek to enter Tropical’s markets due to weakness in their markets
• Potential change in global trade patterns and/or shift of business away from U.S.-origin cargo could increase competition in our markets
Opportunities
• Increase market share through initiatives of new management team
• Continue reductions in fixed cost structure
• Deploy new capacity to replace poorly capitalized competitors who ultimately exit certain markets or cease operations completely
Cargo Shipping - 2012 Risks and Opportunities

Q & A

Appendix and GAAP
Reconciliations

$1,200
$1,000
$800
$600
$400
$200
$0
2006
2007
2008
2009
2010
2011
212
473
138
123
129
211
451
144
125
127
217
472
152
115
132
222
497
158
101
135
234
497
160
109
140
172
490
186
136
125
68
Net Income (1)
O&M
D&A
Interest (2)
Income Tax
Nicor Merger Expense (3)

AGL Resources

Key Income Statement Components
(in millions, for the year ended 12/31/11)
(1) Net Income reflected is Net Income Attributable to AGL Resources, excluding earnings attributed to SouthStar partner.
(2) Interest Expense for 2011 includes pre-funding for the Nicor merger.
(3) Nicor Merger Expense for 2011 represents O&M expense related to Nicor merger and excludes associated interest expense, noted in (2) above.
Income Statement Highlights

2011

In millions	2011 Legacy AGLR	22 Days Nicor (1)	2011 Combined	2010 Legacy AGLR
Operating revenues	$2,129	$209	$2,338	$2,373
Cost of goods sold (COG)	(954)	(143)	(1,097)	(1,164)
Revenue tax expense	-	(9)	(9)	-
Operating margin	1,175	57	1,232	1,209
Operating expenses				
Operation and maintenance	495	63	558	503
Revenue tax expense	-	(9)	(9)	-
Depreciation and amortization	173	13	186	160
Taxes other than income	47	10	57	46
Total operating expenses, exc. COG	715	77	792	709
Operating Income	460	(20)	440	500
Other income	6	1	7	(1)
EBIT	**466**	**(19)**	**447**	**499**
Interest expense, net	132	4	136	109
Earnings before income taxes	334	(23)	311	390
Income tax expense	124	1	125	140
Net income	**210**	**(24)**	**186**	**250**
Less: net income attributable to the noncontrolling interest	14	-	14	16
Net income attributable to AGL - as reported	**196**	**(24)**	**172**	**234**
Impact of Nicor transaction costs, net of tax	33	31	64	4
Net income attributable to AGL - as adjusted	**$229**	**$7**	**$236**	**$238**
Diluted share count	n/a	n/a	80.9	77.8
Diluted earnings per share - as adjusted	n/a	n/a	$2.92	$3.05

(1) Reflects period from December 10-December 31, 2011

AGL Resources®

GAAP Reconciliation
The following table sets forth a reconciliation of AGL Resources’ operating margin to operating income and earnings before interest and taxes (EBIT) to earnings before income taxes, net income to net income attributable to AGL - as reported and net income attributable to AGL - as adjusted, and net income attributable to AGL - as adjusted - to diluted EPS - as adjusted for the twelve months ended December 31, 2011 and 2010.

4Q

In millions	4Q11 Legacy AGLR	22 Days Nicor (1)	4Q11 Combined	4Q10 Legacy AGLR
Operating revenues	$581	$209	$790	$665
Cost of goods sold (COG)	(253)	(143)	(396)	(332)
Revenue tax expense	-	(9)	(9)	-
Operating margin	328	57	385	333
Operating expenses				
Operation and maintenance	132	63	195	145
Revenue tax expense	-	(9)	(9)	-
Depreciation and amortization	47	13	60	41
Taxes other than income	11	10	21	10
Total operating expenses, exc. COG	190	77	267	196
Operating Income	138	(20)	118	137
Other income	2	1	3	(2)
EBIT	**140**	**(19)**	**121**	**135**
Interest expense, net	40	4	44	29
Earnings before income taxes	100	(23)	77	106
Income tax expense	39	1	40	36
Net income	**61**	**(24)**	**37**	**70**
Less: net income attributable to the	4	-	4	6
Net income attributable to AGL - as reported	**57**	**(24)**	**33**	**64**
Impact of Nicor transaction costs, net of tax	14	31	45	4
Net income attributable to AGL - as adjusted	**$71**	**$7**	**$77**	**$68**
Diluted share count	n/a	n/a	88.4	78.1
Diluted earnings per share - as adjusted	n/a	n/a	$0.87	$0.86

(1) Reflects period from December 10-December 31, 2011

AGL Resources®

The following table sets forth a reconciliation of AGL Resources’ operating margin to operating income and earnings before interest and taxes (EBIT) to earnings before income taxes, net income to net income attributable to AGL - as reported and net income attributable to AGL - as adjusted, and net income attributable to AGL - as adjusted - to diluted EPS - as adjusted for the three months ended December 31, 2011 and 2010.
GAAP Reconciliation

4Q11

in millions	Distribution operations	Retail operations	Wholesale services	Midstream operations	Cargo Shipping	Other and intercompany eliminations	Consolidated AGL Resources
Total Operating Revenues	**538**	**197**	**57**	**18**	**19**	**(39)**	**790**
Cost of Goods Sold (COG)	(240)	(146)	(29)	(8)	(12)	39	(396)
Revenue Tax Expense	(9)	-	-	-	-	-	(9)
Operating Margin	**289**	**51**	**28**	**10**	**7**	**-**	**385**
Operating Expenses							
Operation & Maintenance	104	21	13	3	7	(2)	146
Revenue Tax Expense	(9)	-	-	-	-	-	(9)
Depreciation & Amortization	52	-	-	3	1	4	60
Nicor Merger Expenses	-	-	-	-	-	49	49
Taxes Other Than Income	17	1	1	1	-	1	21
Total Operating Expenses, exc. COG	**164**	**22**	**14**	**7**	**8**	**52**	**267**
Operating Income (loss)	**125**	**29**	**14**	**3**	**(1)**	**(52)**	**118**
Other income (expense)	2	-	-	-	1	-	3
EBIT	**$ 127**	**$ 29**	**$ 14**	**$ 3**	**$ -**	**$ (52)**	**$ 121**

4Q10

in millions	Distribution operations	Retail operations	Wholesale services	Midstream operations	Cargo Shipping	Other and intercompany eliminations	Consolidated AGL Resources
Total Operating Revenues	**432**	**229**	**30**	**11**	n/a	**(37)**	**665**
Cost of Goods Sold (COG)	196	170	1	2	n/a	(37)	332
Operating Margin	**236**	**59**	**29**	**9**	n/a	**-**	**333**
Operating Expenses					n/a		
Operation & Maintenance	100	21	16	5	n/a	3	145
Depreciation & Amortization	35	-	1	2	n/a	3	41
Taxes Other Than Income	8	1	1	-	n/a	-	10
Total Operating Expenses, exc. COG	**143**	**22**	**18**	**7**	n/a	**6**	**196**
Operating Income (loss)	**93**	**37**	**11**	**2**	n/a	**(6)**	**137**
Other income (expense)	1	-	-	-	n/a	(3)	(2)
EBIT	**$ 94**	**$ 37**	**$ 11**	**$ 2**	n/a	**$ (9)**	**$ 135**

AGL Resources®

GAAP Reconciliation

12-Months Ended 12/31/11

in millions	Distribution operations	Retail operations	Wholesale services	Midstream operations	Cargo Shipping	Other and intercompany eliminations	Consolidated AGL Resources
Total Operating Revenues	**$ 1,597**	**$ 702**	**$ 98**	**$ 70**	**$ 19**	**$ (148)**	**$ 2,338**
Cost of Goods Sold (COG)	(625)	(534)	(41)	(33)	(12)	148	(1,097)
Revenue Tax Expense	(9)	-	-	-	-	-	(9)
Operating Margin	**963**	**168**	**57**	**37**	**7**	**-**	**1,232**
Operating Expenses							
Operation & Maintenance	362	71	48	15	7	(13)	490
Revenue Tax Expense	(9)	-	-	-	-	-	(9)
Depreciation & Amortization	160	2	1	10	1	12	186
Nicor Merger Expenses	-	-	-	-	-	68	68
Taxes Other Than Income	44	2	3	3	-	5	57
Total Operating Expenses, exc. COG	**557**	**75**	**52**	**28**	**8**	**72**	**792**
Operating Income (loss)	**406**	**93**	**5**	**9**	**(1)**	**(72)**	**440**
Other income	6	-	-	-	1	-	7
EBIT	**$ 412**	**$ 93**	**$ 5**	**$ 9**	**$ -**	**$ (72)**	**$ 447**

12-Months Ended 12/31/10

in millions	Distribution operations	Retail operations	Wholesale services	Midstream operations	Cargo Shipping	Other and intercompany eliminations	Consolidated AGL Resources
Total Operating Revenues	**$ 1,494**	**$ 840**	**$ 121**	**$ 46**	**n/a**	**$ (128)**	**$ 2,373**
Cost of Goods Sold (COG)	(615)	(657)	(16)	(16)	n/a	140	(1,164)
Operating Margin	**879**	**183**	**105**	**30**	**n/a**	**12**	**1,209**
Operating Expenses							
Operation & Maintenance	358	76	52	17	n/a	(6)	497
Depreciation & Amortization	138	2	2	5	n/a	13	160
Nicor Merger Expenses	-	-	-	-	n/a	6	6
Taxes Other Than Income	35	2	3	2	n/a	4	46
Total Operating Expenses, exc. COG	**531**	**80**	**57**	**24**	**n/a**	**17**	**709**
Operating Income (loss)	**348**	**103**	**48**	**6**	**n/a**	**(5)**	**500**
Other income	4	-	1	-	n/a	(6)	(1)
EBIT	**$ 352**	**$ 103**	**$ 49**	**$ 6**	**n/a**	**$ (11)**	**$ 499**

AGL Resources®

The following tables set forth a reconciliation of AGL Resources’ Statement of Income to earnings before interest and taxes (EBIT) by segment for the twelve months ended December 31, 2011 and December 31, 2010.
GAAP Reconciliation